UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 24, 2011

Zhongtian Mould Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-54038	27-3819552
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

c/o Codan Trust Company (Cayman) Ltd.
Cricket Square, Hutchins Drive
Grand Cayman, KY1-1111
Cayman Islands
(Address of Principal Executive Offices)

(345) 945-3901
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.   Changes in Registrant's Certifying Accountant.

On March 24, 2011, MaloneBailey, LLP ("MaloneBailey"), informed Zhongtian Mould Technologies, Inc. (the "Company") of its intent to resign as the Company's independent registered public accounting firm, effective immediately. The Company’s Board of Director accepted MaloneBailey’s resignation as the Company’s independent registered public accounting firm.

The reports of MaloneBailey on the Company’s consolidated financial statements for the years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008, and the subsequent interim periods through March 10, 2011, there were no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, not resolved to MaloneBailey's satisfaction, except that: in the resignation letter dated March 24, 2011, MaloneBailey advised the Company that information regarding interactions between the Company's senior management and MaloneBailey's staff on March 5, 2011 and March 6, 2011 had come to its attention and led it to no longer be able to rely on management's representations as it relates to the previously issued financial statements and its February 11, 2011 opinion related to its audits of the consolidated financial statements for the fiscal years 2009 and 2008.

The Company disagreed with MaloneBailey that the previously issued financial statements could be materially misstated.

There have been no other “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided MaloneBailey with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Form 8-K”) prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that MaloneBailey furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of MaloneBailey’s letter dated March 30, 2011 is filed as Exhibit 16.1 hereto.

Item 4.02.   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 24, 2011, the Company was informed by MaloneBailey that they can no longer support their opinion dated February 11, 2011 related to the audits of the Company’s previously issued financial statements for the years ended December 31, 2009 and 2008 contained in the Form 8-K filed with the SEC on February 11, 2011 because of the matters described in this Report under Item 4.01. The Company’s Chief Exective Officer discussed these matters with MaloneBailey and MaloneBailey informed the Board of Directors of these matters.

The Company did not agree with MaloneBailey’s conclusion that errors existed in the previously issued financial statements.

In accordance with Item 4.02(c), the Company provided MaloneBailey with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Form 8-K”) prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that MaloneBailey furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of MaloneBailey’s letter dated March 30, 2011 is filed as Exhibit 16.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 16.1	Auditor's Letter dated March 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zhongtian Mould Technologies, Inc.

Date: March 30, 2011

By:	/s/ Fajin Chen
Name: Fajin Chen
Title: Chief Executive Officer

EXHIBIT INDEX

Form 8-K

Filed
Exhibit No.	Description	Herewith	By Reference
16.1	Auditor's Letter dated March 30, 2011.	X